 THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE OFFER OR THE ACTION YOU SHOULD TAKE IN CONNECTION WITH THE OFFER, YOU ARE RECOMMENDED IMMEDIATELY TO SEEK YOUR OWN PERSONAL FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR AN INDEPENDENT FINANCIAL ADVISOR DULY AUTHORIZED UNDER THE U.K. FINANCIAL SERVICES ACT 1986.

 THIS FORM OF ACCEPTANCE (THE "FORM") SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING OFFER TO PURCHASE DATED AUGUST 24, 2000 (THE "OFFER TO PURCHASE"). THE DEFINITIONS USED IN THE OFFER TO PURCHASE APPLY IN THIS FORM. THE PROVISIONS OF THE OFFER TO PURCHASE, IN SO FAR AS THEY RELATE TO THE OFFER, ARE DEEMED TO BE INCORPORATED IN AND FORM PART OF THIS FORM AND SHOULD BE READ CAREFULLY BY EACH SMALLWORLDWIDE PLC SHAREHOLDER.

 If you have sold or otherwise transferred all of your Ordinary Shares, please send this Form, together with the Offer to Purchase and other accompanying documents, as soon as possible, to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. HOWEVER, THESE DOCUMENTS SHOULD NOT BE FORWARDED TO OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN OR IN OR INTO ANY OTHER JURISDICTION IF TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH OTHER JURISDICTION.

 The Offer is not being made, directly or indirectly, in or into, or by use of the mails, or other means or instrumentality (including without limitation, telephonic or electronic) of interstate or foreign commerce of, or any facilities of a national securities exchange of Australia, Canada or Japan and will not be capable of acceptance by such use, means, instrumentality or facilities or from within Australia, Canada or Japan. Accordingly, copies of this Form, the Offer to Purchase and related documents are not being, and must not be, mailed or otherwise distributed or sent in, into or from Australia, Canada or Japan and persons receiving this Form, the Offer to Purchase and related documents (including custodians, nominees and trustees) must not distribute or send it in, into or from Australia, Canada or Japan (doing so may render invalid any purported tender of Ordinary Shares). All such persons who may have an obligation, or who otherwise intend, to forward this Form and/or any other accompanying document to any jurisdiction outside the U.S. or the U.K. should read the further details in this regard which are contained in
 Section 18 ("Overseas Shareholders") in the Offer to Purchase before taking any action.

 Receipt of the Offer to Purchase is hereby acknowledged and the representations, warranties, authorizations and appointments set forth in the Offer to Purchase in Section 3 under the subheading "Other
 Requirements--Undertakings" are hereby incorporated by reference and deemed to be a part of this Form.

                               FORM OF ACCEPTANCE
                             RECOMMENDED CASH OFFER
                                       BY
                GE POWER SYSTEMS EQUITIES, INC. (THE "OFFEROR")
                          A WHOLLY OWNED SUBSIDIARY OF
                        GENERAL ELECTRIC COMPANY ("GE")
                                      FOR
                       SMALLWORLDWIDE PLC ("SMALLWORLD")

                  ACCEPTANCES OF THE OFFER MUST BE RECEIVED BY
         10:00 A.M., NEW YORK CITY TIME, AND 3:00 P.M., LONDON TIME, ON
                           FRIDAY, SEPTEMBER 22, 2000

                            PROCEDURE FOR ACCEPTANCE

 - If you wish to accept the Offer, use this Form and follow the instructions set out on pages 2, 3 and 4. All Smallworld shareholders who are individuals must sign in the presence of a witness who must also sign where indicated. If you hold Ordinary Shares jointly with others, you must arrange for all joint holders to sign this Form.

 - If you hold Ordinary Shares under different designations, you should complete a separate Form in respect of each designation. You can obtain further Forms by contacting Morrow & Co., Inc. at its telephone numbers set forth below.

 - If your share certificate(s) and/or other document(s) of title is/are with your bank, stockbroker or other agent you should complete and sign this Form and if your share certificate(s) and/or other document(s) of title are readily available, you should arrange for it to be lodged by such agent with the relevant document(s). If your share certificate(s) and/or other document(s) of title is/are not readily available, please read Note 4 of this Form.

 - The information on pages 7, 8 and 9 of this Form may help to answer queries you may have about the Form and the procedure for accepting the Offer.

 - Please send this Form, duly completed and signed (AND ACCOMPANIED BY YOUR SHARE CERTIFICATE(S) and/or other document(s) of title) to Northern Registrars Limited in the U.K. (if the accepting securityholder is a non-U.S. holder) by hand or by post to Northern House, Woodsome Park, Fenay Bridge, Huddersfield, HD8 0LA or The Bank of New York in the U.S. (if the accepting securityholder is a U.S. holder) by post to Tender & Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or by hand or courier to Tender & Exchange Department, 101 Barclay Street, Receive and Deliver Window, New York, New York 10286, as soon as possible but in any event to be received NO LATER THAN 10:00 A.M., NEW YORK CITY TIME, AND 3:00 P.M., LONDON TIME, ON FRIDAY, SEPTEMBER 22, 2000.

 -  Any questions or requests for assistance may be directed to Morrow &
    Co., Inc. at its telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Form or any other offering document may be directed to Morrow & Co., Inc. at any such telephone number or address. Holders of Ordinary Shares may also contact their broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer.

 - If your share certificate(s) and/or other document(s) of title is/are not readily available or is/are lost, this Form should nevertheless be completed, signed and returned as stated above so as to be received NO LATER THAN 10:00 A.M., NEW YORK CITY TIME, AND 3:00 P.M., LONDON TIME, ON FRIDAY, SEPTEMBER 22, 2000 and the share certificate(s) and/or other document(s) of title or an indemnity satisfactory to the Offeror should be lodged as soon as possible thereafter with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at any of the addresses set out above.

                      DO NOT DETACH ANY PART OF THIS FORM
           IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE THIS FORM,
  PLEASE CONTACT MORROW & CO., INC. AT +44-20-7222-4645 IN THE UNITED KINGDOM
                   OR AT +1-212-754-8000 IN THE UNITED STATES

                       HOW TO COMPLETE THIS FORM
-----------------------------------------------------------------------
-1 -       THE OFFER
           TO ACCEPT THE OFFER, INSERT IN BOX / /1 THE TOTAL NUMBER OF
           ORDINARY SHARES FOR WHICH YOU WISH TO ACCEPT THE OFFER,
           WHETHER OR NOT YOU WISH TO ELECT FOR SETTLEMENT IN POUNDS
           STERLING. YOU MUST ALSO SIGN BOX / /6 WHICH WILL CONSTITUTE
           YOUR ACCEPTANCE OF THE OFFER, AND COMPLETE BOX / /3. IF
           APPLICABLE, YOU SHOULD ALSO COMPLETE BOX / /5.
           If no number, or a number greater than your entire holding of Ordinary Shares is written in Box / /1 and you have
           signed Box / /6, you will be deemed to have inserted in Box
           / /1 and to have accepted the Offer in respect of your
           entire registered holding of Ordinary Shares (being your
           entire holding under the name and address specified in Box
           / /3).

           If you put "No" in Box / /4, you may be deemed not to have accepted the Offer.

           PLEASE ENSURE YOUR SHARE CERTIFICATE(S) AND/OR OTHER
           DOCUMENTS OF TITLE ARE ENCLOSED
-----------------------------------------------------------------------
-2 -       POUNDS STERLING ELECTION
           To elect to receive all of your consideration in pounds
           sterling instead of U.S. dollars, in accordance with
           Section 2 ("Acceptance for Payment and Payment for Shares
           Election") of the Offer to Purchase, please mark "X" in Box
           / /2. You may elect to receive your consideration in pounds sterling only in respect of the whole of your holding of
           Ordinary Shares in respect of which you accept the Offer.
           Shareholders may not elect to receive both pounds sterling and U.S. dollars.

           Please read Section 2 ("Acceptance for Payment and Payment for Shares") of the Offer to Purchase before electing to
           receive your consideration in pounds sterling.
-----------------------------------------------------------------------
-3 -       NAME(S) AND ADDRESS(ES)
           Please complete Box / /3 with the full name and address of the sole or first-named registered holder together with the full names of all other joint holders (if any) in BLOCK
           CAPITALS. Unless you complete Box / /5 the address of the
           sole or first-named registered holder inserted in Box 3 is the address to which your consideration will be sent. If
           such address is an address in Australia, Canada or Japan,
           you must insert in Box / /5 an alternative address outside
           Australia, Canada and Japan to which such consideration will be sent. Please also give a telephone number where you may be contacted in the event of any query.
-----------------------------------------------------------------------
-4 -       OVERSEAS PERSONS
           If you are unable to give the representations and warranties set out in Section 3 ("Procedure for Accepting the Offer and
           Tendering Shares") of the Offer to Purchase, YOU MUST PUT
           "NO" IN BOX / /4. If you do not put "NO" in Box / /4, you
           will be deemed to have given such representations and
           warranties. Please read Section 18 ("Overseas Shareholders")
           of the Offer to Purchase.

-----------------------------------------------------------------------
-5 -       ADDRESS FOR DESPATCH OF CONSIDERATION
           If you wish the consideration and/or other documents to be sent to someone other than the first-named registered holder at the address set out in Box / /3 (e.g. your bank manager or stockbroker), you should complete Box / /5 by inserting the name and address of that person. Box / /5 must be
           completed by holders who have completed Box / /3 with an
           address in Australia, Canada or Japan. YOU MUST NOT INSERT
           IN BOX / /5 AN ADDRESS IN AUSTRALIA, CANADA OR JAPAN.

           It is the responsibility of shareholders resident in or with registered addresses in Australia, Canada or Japan to ensure that they can lawfully accept the Offer.
-----------------------------------------------------------------------
-6 -       SIGNATURES
           YOU MUST SIGN BOX / /6 AND, IN THE CASE OF A JOINT HOLDING,
           ARRANGE FOR ALL OTHER JOINT HOLDERS TO DO LIKEWISE. All
           registered holders who are individuals MUST SIGN IN THE
           PRESENCE OF A WITNESS who must also sign Box / /6 where
           indicated. The witness must be over 18 years of age and
           should not be another joint holder signing the Form. The
           same witness may witness each signature of the joint
           holders. The witness should also print his/her name where
           indicated.

           A corporation must execute under its common seal, the seal being affixed in accordance with its articles of association or other regulations. Alternatively, a company to which
           Section 36A of the Companies Act 1985 of the U.K. applies may execute the Form by a director and the company secretary or by two directors of the company signing the Form and inserting the name of the Company above their signatures and may execute this Form either (i) in any manner permitted by the laws of its territory of incorporation for the execution of documents by such a corporation or (ii) by any person or persons who, in accordance with the laws of that territory, is or are acting under the authority of that corporation in which case, each signatory must state by his signature the name of the company and that he signs as an authorized signatory. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds.

           If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes below.

---------
-1 -       TO ACCEPT THE OFFER                                                     BOX -1 -             FOR OFFICE USE
           Whether or not you wish to elect for settlement in pounds                                     HOLDER CODE
           sterling complete Box / /1 and Box / /3 (and, if
           appropriate, Box / /4 and Box / /5) and sign Box / /6 below.
                                                                                  Number of
                                                                               Ordinary Shares
                                                                           in respect of which you
                                                                           are accepting the Offer
---------
-2 -       TO ELECT FOR SETTLEMENT IN POUNDS STERLING                              BOX -2 -
           Place an X in this box to receive all of your consideration                               B
           in pounds sterling instead of U.S. dollars.
                                                                                                     C
                                                                                                     Q
---------
-3 -       FULL NAME(S) AND ADDRESS                                                BOX -3 -
           (TO BE COMPLETED IN BLOCK CAPITALS)

           First-named registered        Second-named registered       Third-named registered        Fourth-named registered
           holder                        holder (if any)               holder (if any)               holder (if any)
           1. Forename(s)                1. Forename(s)                1. Forename(s)                1. Forename(s)
           (Mr./Mrs./Miss/Title)         (Mr./Mrs./Miss/Title)         (Mr./Mrs./Miss/Title)         (Mr./Mrs./Miss/Title)
           Surname                       Surname                       Surname                       Surname
           Address                       Address                       Address                       Address
           Postcode                      Postcode                      Postcode                      Postcode

           In case of query, please state your daytime telephone number (including area code):

--------------------------------------------------------------------------------

-4 -       OVERSEAS PERSONS                                                                BOX -4 -
           If you are unable to give the representations and warranties in Section 3 ("Procedure for Accepting the Offer and
           Tendering Shares") of the Offer to Purchase, you must put
           "NO" in Box / /4.

--------------------------------------------------------------------------------

-5 -       ADDRESS FOR THE DESPATCH OF CONSIDERATION                                         BOX -5 -

           Address outside Australia, Canada and Japan to which
           consideration and/or any document(s) are to be sent                           Name
           instead of the address given under "First-named                              Address
           registered holder" in Box / /3.
                                                                                       Postcode

---------
-6 -       ALL REGISTERED HOLDERS TO SIGN HERE TO ACCEPT THE OFFER                     BOX -6 -

                                         EXECUTION BY INDIVIDUALS
               Signed and delivered as a deed by:               In the presence of:

                              Name                                     Name

                            Signature                                Signature

                              Name                                     Name

                    Signature (joint holder)                         Signature

                              Name                                     Name

                    Signature (joint holder)                         Signature

                              Name                                     Name

                    Signature (joint holder)                         Signature
             IMPORTANT: EACH REGISTERED HOLDER WHO IS AN INDIVIDUAL MUST SIGN IN THE PRESENCE
             OF A WITNESS WHO MUST ALSO SIGN AND PRINT HIS/HER NAME WHERE INDICATED. IN THE
             CASE OF JOINT HOLDERS, ALL MUST SIGN. JOINT HOLDERS MAY NOT ACT AS WITNESSES TO
             THE SIGNATURES OF OTHER JOINT HOLDERS.
                                          EXECUTION BY A COMPANY

             Executed and delivered as a deed by the company named below:

                         Name of company
                                                                     Signature
                                                                     Signature

                                      (Company seal, if appropriate)

                      Witness' Address:
                           Address
                           Address
                           Address
                           Address
           IMPORTANT: EACH REGISTERED HOLDER WHO
           IS AN INDIVIDUAL MUST SIGN IN THE
           PRESENCE OF A WITNESS WHO MUST ALSO
           SIGN AND PRINT HIS/HER NAME WHERE
           INDICATED. IN THE CASE OF JOINT
           HOLDERS, ALL MUST SIGN. JOINT HOLDERS
           MAY NOT ACT AS WITNESSES TO THE
           SIGNATURES OF OTHER JOINT HOLDERS.
           Executed and delivered as a deed by the
           company named below:
                      Name of director
                 Name of *director/secretary
               (Company seal, if appropriate)

                    FURTHER NOTES ABOUT COMPLETING THIS FORM

    In order to be effective, this Form must, except as mentioned below, be signed personally by the registered holder or, in the case of a joint holding, by ALL the joint holders and each individual signature must be independently witnessed.

    A corporation must execute under its common seal, the seal being affixed in accordance with its articles of association or other regulations. Alternatively, a company to which Section 36A of the Companies Act 1985 of the U.K. applies may execute the Form by a director and the company secretary or by two directors of the company signing the Form and inserting the name of the Company above their signatures and may execute this Form either (i) in any manner permitted by the laws of its territory of incorporation for the execution of documents by such a corporation or (ii) by any person or persons who, in accordance with the laws of that territory, is or are acting under the authority of that corporation in which case, each signatory must state by his signature the name of the company and that he signs as an authorized signatory. In both cases, execution should be expressed to be by the company and each person signing the Form should state the office which he/she holds.

    If the Form is not signed by the registered holder(s), insert the name(s) and capacity (e.g. attorney, solicitor or executor(s)) of the person(s) signing the Form. Such person should also deliver evidence of his/her authority in accordance with the notes below.

    In order to avoid delay and inconvenience to yourself, the following points may assist you:

1. IF THE SOLE HOLDER HAS DIED.

    If a grant of probate or letters of administration has/have been registered with Smallworld's registrar, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to Northern Registrars Limited in the United Kingdom (if the accepting securityholder is a non-U.S. holder) by hand (during normal business hours) or by post to Northern House, Woodsome Park, Fenay Bridge, Huddersfield HD8 0LA or to The Bank of New York in the United States (if the accepting securityholder is a U.S. holder) by post to Tender & Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or by hand or courier to Tender & Exchange Department, 101 Barclay Street, Receive and Deliver Window, New York, New York 10286.

    If a grant of probate or letters of administration has/have not been registered with Smallworld's registrar, the personal representative(s) or the prospective personal representative(s) should sign this Form, each in the presence of a witness, and return it as aforesaid. However, the grant of probate or letters of administration must be lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at the addresses set forth above before the consideration due can be despatched.

2. IF ONE OF THE JOINT HOLDERS HAS DIED.

    This Form must be signed by all surviving holders each in the presence of a witness and lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at the addresses set out in paragraph 1 above, accompanied by the share certificates and/or other documents of title, the death certificate, the grant of probate or letters of administration in respect of the deceased holder.

3. IF YOUR ORDINARY SHARE CERTIFICATE(S) IS/ARE HELD BY YOUR BANK OR SOME OTHER AGENT.

    If your share certificate(s) and/or other document(s) of title is/are not readily available, the completed Form should be lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at the addresses set out in paragraph 1 above, together with a note saying e.g. "certificates to follow" and you should arrange for the share certificate(s) and/or other document(s) of title to be forwarded as soon as possible thereafter.

4. IF YOUR ORDINARY SHARES ARE NOT READILY AVAILABLE OR HAVE BEEN LOST.

    The completed Form, and any share certificate(s) which you may have available, should be lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at the addresses set out in paragraph 1 above, accompanied by a letter of explanation stating that the balance will follow (and, if applicable, that you have lost one or more of your share certificates). At the same time, you should write to Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at any of the addresses set forth in paragraph 1 above, requesting that a letter of indemnity be sent to you which, when completed in accordance with the instructions given, should be returned to Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at any of the addresses set out in paragraph 1 above, as soon as possible thereafter.

5. IF THIS FORM HAS BEEN SIGNED UNDER POWER OF ATTORNEY.

    This completed Form should be lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at any of the addresses set out in paragraph 1 above accompanied by the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971). The power of attorney will be noted by Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) and returned as directed.

6. IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(S).

e.g. Name on the certificate                   James Smith

Correct name                                   James Smythe

    This Form should be completed in your correct name and lodged with Northern Registrars Limited (for non-U.S. holders) or The Bank of New York (for U.S. holders) at any of the addresses set out in paragraph 1 above with your share certificate(s) and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the share certificate and the person who has signed the Form are one and the same. If an incorrect address is shown, the correct address should be written in Box 3 on the Form. If you have changed your name, you should lodge a certified copy of your marriage certificate or deed poll or, in the case of a company, a copy of the certificate of incorporation on change of name with this Form for noting.

7. IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY).

    Send this Form and the accompanying offering documents by the quickest means (e.g. air mail) to the holder for execution (provided that such documents are not forwarded or transmitted, by any means, in or into Australia, Canada or Japan) or, if he/she has executed a power of attorney giving sufficient authority, the attorney should sign the Form and the original power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act
1971) should be lodged with this Form for noting (see paragraph 5 above). No other signatures are acceptable.

8. IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR ORDINARY SHARES.

    If you have sold or transferred all your Ordinary Shares, please send this Form and the accompanying documents at once to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for delivery to the purchaser or transferee. HOWEVER, THIS FORM AND THE ACCOMPANYING DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN OR IN OR INTO ANY OTHER JURISDICTION IF TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH OTHER JURISDICTION.

9. IF YOU ARE NOT RESIDENT IN THE U.K. OR THE U.S.

    The attention of Smallworld's shareholders not resident in the U.K. or the U.S. is drawn, in particular to Section 3 ("Procedure for Accepting the Offer and Tendering Shares") and Section 18 ("Overseas Shareholders") in the Offer to Purchase.

10. STOCK TRANSFER TAXES.

    The Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Ordinary Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Ordinary Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. SUBSTITUTE FORM W-9.

    Under U.S. Federal income tax law, a tendering U.S. shareholder whose Ordinary Shares are accepted for payment in the U.S. is required to provide the U.S. Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the ADS. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, The Bank of New York will be required to withhold thirty one (31) percent of all payments made for surrendered Ordinary Shares except that if The Bank of New York is provided with a TIN within 60 calendar days, the amount of such withholding will be refunded to the tendering securityholder.

12. NON-U.S. RESIDENT HOLDERS.

    Non-U.S. resident holders tendering to the U.S. Depositary must submit a completed IRS Form W-8 to avoid 31% backup withholding, a copy of which is provided below.

    WITHOUT PREJUDICE TO SECTION 3 ("PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING SHARES") OF THE OFFER TO PURCHASE, THE OFFEROR RESERVES THE RIGHT TO TREAT AS VALID ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE. IN THAT EVENT, NO CONSIDERATION DUE UNDER THE OFFER WILL BE SENT UNTIL AFTER THE RELEVANT ORDINARY SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO THE OFFEROR HAVE BEEN RECEIVED.

                           IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a shareholder whose tendered Ordinary Shares are accepted for payment by the U.S. Depositary is required to provide the U.S. Depositary with such shareholder's correct TIN on the Substitute
Form W-9. If such shareholder is an individual, the TIN is such shareholder's Social Security Number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Ordinary Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement (on Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A substitute Form W-8 is provided under "Important Tax Information" below. A holder of Ordinary Shares should consult his or her tax advisor as to his or her qualifications for an exemption from backup withholding and the procedure for obtaining such exemption. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the U.S. Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding on payments that are made to a U.S. shareholder with respect to Ordinary Share purchased pursuant to the Offer, the shareholder is required to notify the U.S. Depositary of such shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

                    WHAT NUMBER TO GIVE THE U.S. DEPOSITARY

    The shareholder is required to give the U.S. Depositary the Social Security Number or Employer Identification Number of the record owner of the Ordinary Shares. If the Ordinary Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                           IMPORTANT TAX INFORMATION

---------------------------------------------------------------------------------------------------------------
                          PAYER'S NAME: THE BANK OF NEW YORK, AS THE U.S. DEPOSITARY
---------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                                 PART 1--PLEASE                    ------------------------
  FORM W-9                                   PROVIDE YOUR TIN IN                Social Security Number
  Department of the Treasury                 THE BOX AT RIGHT AND       or ------------------------------------
  Internal Revenue Service                   CERTIFY BY SIGNING               Employer Identification No.
                                             AND DATING BELOW.           (If awaiting TIN write "Applied For")
                                             ------------------------------------------------------------------
                                             PART II--For payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification
 Payer's Request for                         Number on Substitute Form W-9 and complete as instructed therein.
 Taxpayer Identification                     Certification--Under Penalties of Perjury, I certify that:
 Number ("TIN") and
 Certification                               (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                             (2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to
                                                 backup withholding as a result of failure to report all
                                                 interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
 (Also see the instructions in the enclosed Guidelines.)
 --------------------------------------------------------------------------------------------------------------
 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
 CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.
 --------------------------------------------------------------------------------------------------------------

 Signature:
 --------------------------------------------------------------------------------------------------------------  Date:
----------------------------------------------------------------------------------------------------------------------,
 2000
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-----------------------------------------------------------------------------------------------------

W-8
SUBSTITUTE
FORM                                     Name of Owner

Department of the Treasury
Internal Revenue Service                 U.S. Taxpayer I.D. Number (if any)

Certificate of
Foreign Status                           Permanent Address (see enclosed Guidelines)

                                         Current Mailing Address (if different from Permanent
                                         Address)

                                                                CERTIFICATION:

                                         UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM AN EXEMPT
                                         FOREIGN PERSON BECAUSE:

                                         1.  I am a nonresident alien individual or a foreign
                                         corporation, partnership, estate or trust;

                                         2.  I am an individual who has not been, and plans not to
                                         be, present in the United States for a total of 183 days or more during the calendar year; and

                                         3.  I am neither engaged, nor plan to be engaged during the year in a United States trade or business that has
                                             effectively connected gains from transactions with a
                                             broker or barter exchange.

                                         Signature                        Date
-----------------------------------------------------------------------------------------------------

FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-8 PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8 BELOW."

                 GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS
                             ON SUBSTITUTE FORM W-8

             PERMANENT ADDRESS:
IF YOU ARE:                                    SHOW THE ADDRESS OF:
An individual                                  Your permanent residence
A partnership or corporation                   Principal office
An estate or trust                             Permanent residence or principal office of
                                               any fiduciary

    NONRESIDENT ALIEN INDIVIDUAL: For United States federal income tax purposes, "nonresident alien individual" means an individual who is neither a United States citizen nor resident. Generally, an alien is considered to be a United States resident if:

        The individual was a lawful permanent resident of the United States at any time during the calendar year, that is the alien held an immigrant visa (a "green card"), or

        The individual was physically present in the United States on:

       1.  at least 31 days during the calendar year, and

       2. 183 days or more during the current year and the two preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and one-sixth of the number of days in the second preceding year).

    EXEMPT FOREIGN PERSON: If you do not meet the requirements of certification number two or three above, you may instead certify on Internal Revenue Service Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from United States tax. FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE
                               AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

                                                                  , 2000
               Signature Date                                      Date

Questions and requests for assistance or additional copies of the Offer to Purchase, this Form of Acceptance and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:
                            ------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                  New York                                        London
         445 Park Avenue, 5th Floor                         1 Queen Anne's Gate
          New York, New York 10022                       London, England SW1H 9BT
               (212) 754-8000                              (011) 44-207-222-4645

         U.S. BANKS AND BROKERAGE FIRMS CALL TOLL FREE: (800) 662-5200
           U.S. SECURITYHOLDERS PLEASE CALL TOLL FEE: (800) 566-9061
             SECURITY HOLDERS OUTSIDE THE U.S. PLEASE CALL COLLECT

                          DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]

                              55 East 52nd Street
                            New York, New York 10055
                          Call Collect: (212) 409-6537